UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2009

THE COLONIAL BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-13508	63-0661573
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Colonial Bank Blvd.

Montgomery, Alabama 36117

(Address of principal executive offices)

(334) 676-5000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Simuel Sippial, Jr., 66, has been appointed Chairman of the Boards of Directors of The Colonial BancGroup, Inc. (“BancGroup”) and Colonial Bank effective June 3, 2009. Mr. Sippial has served on the Board of Directors of BancGroup since 1997, and as of the date of his appointment was the Chairman of the Compensation Committee and also a member of the Executive Committee, Audit Committee, Risk Committee, and Nominating and Corporate Governance Committee. Mr. Sippial’s current term as a Director of BancGroup expires in 2011. Mr. Sippial has served as a Director of Colonial Bank for 20 years and is currently a member of the Fiduciary Audit Committee and CRA Committee. Mr. Sippial is President and founder of Sippial Enterprises, Inc., a real estate investment company based in Montgomery, Alabama. Prior to founding Sippial Enterprises, Inc., Mr. Sippial retired as a Business Unit Executive from IBM in 1992.

In addition to his regular board compensation, Mr. Sippial will receive an annual retainer of $300,000 as well as an annual transportation allowance of $10,000. Mr. Sippial will not initially participate in a defined incentive plan. Mr. Sippial was not granted any equity compensation or signing bonus.

Lewis E. Beville, 56, has been appointed Chief Executive Officer and President of BancGroup and Colonial Bank effective June 3, 2009. Mr. Beville has served on the Board of Directors of BancGroup since 1997, and as of the date of his appointment was the current Chairman of the Audit Committee and also a member of the Nominating and Corporate Governance Committee. Mr. Beville will continue to serve as a Director of BancGroup, however, because of NYSE independence requirements, upon his appointment, Mr. Beville resigned from the Audit Committee and Nominating and Corporate Governance Committee. Mr. Beville’s current term as a Director of BancGroup expires in 2012. In addition, Mr. Beville has been appointed to the Board of Directors of Colonial Bank. Since 1990, Mr. Beville has served as Vice President/Treasurer of T&B Ltd., an insurance agency based in Mobile, Alabama operating under the name Thames Batre’ Mattei Beville & Ison. Mr. Beville will be taking a leave of absence from T&B Ltd.

Mr. Beville does not have a written contract, however, during his appointment he will receive a base annual salary of $850,000. Consistent with BancGroup’s suspension of management incentive plans for 2009, Mr. Beville will not initially participate in a defined incentive plan. In lieu of a relocation package, Mr. Beville will receive up to $50,000 in annual housing allowance and an annual transportation allowance of $10,000. Mr. Beville was not granted any equity compensation or signing bonus.

The appointments of Mr. Beville and Mr. Sippial are effective as of June 3, 2009, but are subject to final approval by the appropriate regulatory authorities. In addition, the Board of Directors of BancGroup intends to form a committee to evaluate the need for permanent replacements for these or other positions, if any.

Effective with the appointment of Mr. Sippial and Mr. Beville, Mr. Robert E. Lowder retired from his positions as Chairman, Director, Chief Executive Officer and President of BancGroup and its subsidiary bank, Colonial Bank.

Mr. Clinton O. Holdbrooks and Dr. John Ed Mathison, both of whom are Directors of BancGroup, have also been appointed to the Board of Directors of Colonial Bank.

Item 7.01 Regulation FD Disclosure.

On June 3, 2009, BancGroup issued a press release announcing the appointment of Simuel Sippial Jr. as Chairman of the Boards of Directors of BancGroup and Colonial Bank and the appointment of Lewis E. Beville as CEO and President of BancGroup and Colonial Bank. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Exhibit

99.1	Press release announcing the appointment of Simuel Sippial Jr. as Chairman of the Boards of Directors of BancGroup and Colonial Bank and the appointment of Lewis E. Beville as CEO and President of BancGroup and Colonial Bank.

This report and the information incorporated by reference contain “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes”, “estimates”, “plans”, “expects”, “should”, “may”, “might”, “could”, “outlook”, “potential”, “would”, “anticipates”, the negative of these terms and similar expressions as they relate to BancGroup (including its subsidiaries and its management), are intended to identify forward-looking statements. The forward-looking statements in this report are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.

In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s Securities and Exchange Commission (the “SEC”) reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements, and future results could differ materially from historical performance. These factors are not exclusive:

•	losses in our loan portfolio are greater than estimated or expected;

•

an inability to raise additional capital on terms and conditions that are satisfactory, including the failure to close on Colonial’s pending agreement with investors led by Taylor, Bean & Whitaker Mortgage Corp. (“TBW”);

•	regulatory conditions or requirements could be imposed upon either Colonial or TBW that could make consummation of the transaction between Colonial and TBW impracticable;

•	failure to receive final approval and actual funding from the U.S. Treasury Department’s Capital Purchase Program;

•	the impact of current economic conditions and the results of our operations on our ability to borrow additional funds to meet our liquidity needs;

•

economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable or take longer to recover than expected;

•	changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied, projected returns on investments and fair values of assets;

•	continued or sustained deterioration of market and economic conditions or business performance could increase the likelihood that we would have an additional goodwill impairment charge;

•	deposit attrition, customer loss or revenue loss in the ordinary course of business;

•	increases in competitive pressure in the banking industry and from non-banks;

•	costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;

•	the inability of BancGroup to realize elements of its strategic and operating plans for 2009 and beyond including a reduction of assets in order to improve capital ratios;

•	the anticipated savings and revenue enhancements from the Colonial 1st program may not be achieved in their entirety or accomplished within our expected time frame;

•	natural disasters in BancGroup’s primary market areas result in prolonged business disruption or materially impair the value of collateral securing loans;

•	management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;

•	the impact of recent and future federal and state regulatory changes;

•	current and future litigation, regulatory investigations, proceedings, inquiries or directives;

•	strategies to manage interest rate risk may yield results other than those anticipated;

•	changes which may occur in the regulatory environment;

•	a significant rate of inflation (deflation);

•	unanticipated litigation or claims;

•	changes in the securities markets;

•	acts of terrorism or war; and

•

details of the recently enacted Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009, the Homeowner Affordability and Stability Plan and various announced and unannounced programs implemented by the U.S. Treasury Department and bank regulators to address capital and liquidity concerns in the banking system, are still being finalized and may have a significant effect on the financial services industry and BancGroup.

Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COLONIAL BANCGROUP, INC

By	/S/ SARAH H. MOORE
Sarah H. Moore Senior Executive Vice President and Chief Financial Officer

Date: June 3, 2009

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